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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington D.C. 20549

                                ______________


                                   FORM 8-K


       CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

                                ______________

        Date of Report (date of earliest event reported): July 21, 2000

                        Commission file number 1-13879

                                  OCTEL CORP.
            (Exact name of registrant as specified in its charter)




           Delaware                                         98-0181725

(State or other jurisdictions                  (I.R.S. employer identification
      of Incorporation)                                    number)



                                  Octel Corp.
                                 Global House
                                  Bailey Lane
                                Manchester, UK
                                    M90 4AA
            (Address of principal executive office, including zip)


                          011 - 44 - 161 - 498 - 8889
             (Registrant's telephone number, including area code)

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Item 5.    Other Events

           On July 21, 2000 the Board of Directors of Octel Corp., a Delaware corporation (the "Company"), raised, by board resolution, the acquiring person threshold contained in the Company's Rights Plan Agreement, dated as of May 22, 1998 (the "Rights Plan") by and between the Company and First Chicago Trust Company of New York to 22% from 15%. At the same time the Company entered into a Stand-Still Agreement (the "Agreement") with The Baupost Group, LLC, a Delaware limited liability company, and SAK Corporation (collectively "Baupost") limiting the amount of shares of the Company Baupost can purchase. This new Agreement limits the amount of shares of the Company that Baupost can purchase to 22% of the outstanding voting securities, subject to adjustments for repurchases of its common stock made by the Company.

           The description and terms of the amendments to the Rights Plan are set forth in Amendment No.1 to Rights Plan, dated as of 21 July, 2000.


Item 7.    Financial Statements and Exhibits

           (c) Exhibits:

           Item    Exhibit Index
           ----    -------------

           10.1    Amendment No. 1 to Rights Plan, dated as of 21 July, 2000.

           99.1    Press Release dated, July 21, 2000

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                OCTEL CORP.



                                                By:    /s/ Alan G. Jarvis
                                                       ------------------
                                                Name:  Alan G. Jarvis
                                                Title: Chief Financial Officer



Date:  July 21, 2000













                               [SIGNATURE PAGE]

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                                 EXHIBIT INDEX
                                 -------------


   Exhibit                       Description                              Page
   -------                       -----------                              ----

10.1       Amendment No.1 to Rights Plan, dated as of 21 July, 2000        [ ]

99.1       Press Release, dated, July 21, 2000                             [ ]

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